AFL-CIO Housing Investment Trust
Helping Build America - The Union Way October 2018

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Since inception, the HIT has invested $11.3 billion and its subsidiary Building America CDE has awarded $131 million in New Markets Tax Credits to help finance 508 projects with total development investment of $19.2 billion. These projects have built or preserved over 109,760 housing units and created an estimated 168 million hours of union construction work.*

The projects financed by the HIT have generated an estimated $5.7 billion in wages and benefits for Building Trades members*. A list of the 15 trades and the jobs and hours per trade are outlined on the back.

Economic and Fiscal Impacts of the HIT-Financed Projects in the United States
In 2017 Dollars, Since Inception*

$29.1B total economic benefits

$11.4B personal income, $5.7B for union construction workers

178,700 total jobs across industry segments, 345.3M hours of work

83,330 union construction jobs, 167.7M hours of work

$1.2B state and local tax revenue generated

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of September 30, 2018. Since inception dates from 1984 – 3Q 2018.

AFL-CIO Housing Investment Trust Helping Build America - The Union Way

Jobs Created by Trade Since Inception*

TRADE TYPE	Hours	Jobs
Asbestos and Insulation	2,180,036	1,083
Boilermakers	1,676,951	833
Bricklayers (Incl. Tile Setters)	11,403,266	5,666
Cement Masons	6,372,414	3,167
Carpenters	30,352,812	15,082
Electrical Workers	25,154,264	12,498
Elevator Constructors	838,475	417
Ironworkers	5,030,853	2,499
Laborers	20,961,887	10,416
Operating Engineers	5,869,328	2,917
Painters	13,415,608	6,666
Plumbers	18,446,460	9,166
Roofers	5,701,633	2,832
Sheet Metal Workers	5,198,548	2,583
Teamsters	2,515,426	1,250
Other	12,577,132	6,251

TOTAL ALL TRADES	167,695,095	83,325

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of September 30, 2018. Since inception dates from 1984 – 3Q 2018.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

October 2018